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                                                                     Rule 497(e)
                                                              File No. 333-80473

                        H&Q IPO & EMERGING COMPANY FUND
                      Supplement dated October 15, 1999 to
   Common Class and Adviser Classes Prospectuses and Statement of Additional
                      Information dated September 15, 1999

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION CONTAINED IN THE COMMON CLASS AND ADVISER CLASSES PROSPECTUSES AND THE STATEMENT OF ADDITIONAL INFORMATION FOR THE H&Q IPO & EMERGING COMPANY FUND (THE "FUND"):

On September 27, 1999, Hambrecht & Quist Group, the indirect parent company of Hambrecht & Quist Fund Management, LLC ("HQFM") and Hambrecht & Quist LLC ("H&Q"), the Fund's investment adviser and distributor, respectively, agreed to be acquired by The Chase Manhattan Corporation ("Chase"), a bank holding company with more than $350 billion in assets. The acquisition is structured as an all-cash tender offer followed by a merger, after which Hambrecht & Quist Group will be a wholly-owned subsidiary of Chase. The acquisition is expected to be completed by the end of the year and is subject to customary conditions, including acceptance of the tender offer by a majority of Hambrecht & Quist Group's outstanding shares and receipt of applicable regulatory approvals.

Upon the completion of the acquisition, in order to meet certain regulatory requirements, Provident Distributors, Inc. ("PDI"), Four Falls Corporate Center, Sixth Floor, West Conshohocken, Pennsylvania 19428, an affiliate of the Fund's administrator, transfer agent and custodian, will succeed H&Q as the distributor of the Fund. H&Q will instead act as a financial intermediary that has been authorized by the distributor to sell the Fund's shares. In addition, William R. Timken, one of the Trustees of the Trust who is affiliated with Hambrecht & Quist Group, will resign as a Trustee, and the number of Trustees will be reduced to four. Following the completion of the acquisition, it is anticipated that HQFM will continue to act as investment adviser, and Symphony Asset Management, LLC ("Symphony") will continue to act as sub-adviser, to the Fund.

The acquisition could be deemed to be an "assignment," as defined in the Investment Company Act of 1940, of the Fund's current advisory agreement, sub-advisory agreement and distribution agreement, which would result in the termination of these agreements. Accordingly, the Trustees of the Trust will meet prior to the completion of the acquisition to consider a new advisory agreement with HQFM, a new sub-advisory agreement between HQFM and Symphony, and a new distribution agreement with PDI which would take effect upon completion of the acquisition. In the event that the Trustees do not approve the new agreements and the acquisition is completed, the Trustees will consider what further action should be taken. If the acquisition is not completed for any reason, the current advisory, sub-advisory and distribution agreements will remain in place.